Exhibit 24

                        POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Bernard J. Beaudoin and/or Jeanie Sell Latz, their true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director all amendments to Registration Statement on Form S-3 (Registration Statement No. 33-51799) for the Dividend Reinvestment and Direct Stock Purchase Plan; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto set my hand and seal this 1st day of October, 2001.

                                  /s/David L. Bodde
                                     David L. Bodde


STATE OF MISSOURI   )
                    )    ss
COUNTY OF JACKSON   )

     On this 1st day of October, 2001, before me the undersigned, a Notary Public, personally appeared David L. Bodde, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that they executed the same as their free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                               /s/Jacquetta L. Hartman
                                  Jacquetta L. Hartman
                                     Notary Public
                                  Ray County, Missouri


My Commission Expires

April 8, 2004

                        POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Bernard J. Beaudoin and/or Jeanie Sell Latz, their true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director all amendments to Registration Statement on Form S-3 (Registration Statement No. 33-51799) for the Dividend Reinvestment and Direct Stock Purchase Plan; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto set my hand and seal this 1st day of October, 2001.

                                 /s/Mark A. Ernst
                                    Mark A. Ernst


STATE OF MISSOURI   )
                    )    ss
COUNTY OF JACKSON   )

     On this 1st day of October, 2001, before me the undersigned, a Notary Public, personally appeared Mark A. Ernst, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that they executed the same as their free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                              /s/Jacquetta L. Hartman
                                 Jacquetta L. Hartman
                                     Notary Public
                                 Ray County, Missouri



My Commission Expires

April 8, 2004

                        POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Bernard J. Beaudoin and/or Jeanie Sell Latz, their true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director all amendments to Registration Statement on Form S-3 (Registration Statement No. 33-51799) for the Dividend Reinvestment and Direct Stock Purchase Plan; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto set my hand and seal this 1st day of October, 2001.

                               /s/William K. Hall
                                  William K. Hall


STATE OF MISSOURI   )
                    )    ss
COUNTY OF JACKSON   )

     On this 1st day of October, 2001, before me the undersigned, a Notary Public, personally appeared William K. Hall, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that they executed the same as their free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                              /s/Jacquetta L. Hartman
                                 Jacquetta L. Hartman
                                     Notary Public
                                 Ray County, Missouri


My Commission Expires

April 8, 2004

                        POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Bernard J. Beaudoin and/or Jeanie Sell Latz, their true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director all amendments to Registration Statement on Form S-3 (Registration Statement No. 33-51799) for the Dividend Reinvestment and Direct Stock Purchase Plan; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto set my hand and seal this 1st day of October, 2001.

                                 /s/Luis A. Jimenez
                                    Luis A. Jimenez


STATE OF MISSOURI   )
                    )    ss
COUNTY OF JACKSON   )

     On this 1st day of October, 2001, before me the undersigned, a Notary Public, personally appeared Luis A. Jimenez, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that they executed the same as their free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                              /s/Jacquetta L. Hartman
                                 Jacquetta L. Hartman
                                    Notary Public
                                 Ray County, Missouri


My Commission Expires

April 8, 2004

                        POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Bernard J. Beaudoin and/or Jeanie Sell Latz, their true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director all amendments to Registration Statement on Form S-3 (Registration Statement No. 33-51799) for the Dividend Reinvestment and Direct Stock Purchase Plan; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto set my hand and seal this 1st day of October, 2001.

                                /s/William C. Nelson
                                   William C. Nelson


STATE OF MISSOURI   )
                    )    ss
COUNTY OF JACKSON   )

     On this 1st day of October, 2001, before me the undersigned, a Notary Public, personally appeared William C. Nelson, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that they executed the same as their free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                              /s/Jacquetta L. Hartman
                                 Jacquetta L. Hartman
                                    Notary Public
                                 Ray County, Missouri


My Commission Expires

April 8, 2004

                        POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Bernard J. Beaudoin and/or Jeanie Sell Latz, their true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director all amendments to Registration Statement on Form S-3 (Registration Statement No. 33-51799) for the Dividend Reinvestment and Direct Stock Purchase Plan; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto set my hand and seal this 1st day of October, 2001.

                                /s/Linda H. Talbott
                                   Linda H. Talbott


STATE OF MISSOURI   )
                    )    ss
COUNTY OF JACKSON   )

     On this 1st day of October, 2001, before me the undersigned, a Notary Public, personally appeared Linda H. Talbott, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that they executed the same as their free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                              /s/Jacquetta L. Hartman
                                 Jacquetta L. Hartman
                                    Notary Public
                                 Ray County, Missouri


My Commission Expires

April 8, 2004

                        POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Bernard J. Beaudoin and/or Jeanie Sell Latz, their true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director all amendments to Registration Statement on Form S-3 (Registration Statement No. 33-51799) for the Dividend Reinvestment and Direct Stock Purchase Plan; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto set my hand and seal this 1st day of October, 2001.

                                /s/Robert H. West
                                   Robert H. West


STATE OF MISSOURI   )
                    )    ss
COUNTY OF JACKSON   )

     On this 1st day of October, 2001, before me the undersigned, a Notary Public, personally appeared Robert H. West, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that they executed the same as their free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                              /s/Jacquetta L. Hartman
                                 Jacquetta L. Hartman
                                    Notary Public
                                 Ray County, Missouri



My Commission Expires

April 8, 2004